EXHIBIT 1.6

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the annual report of the Pittsburgh & West Virginia Railroad (the Trust) on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herbert E. Jones, III, President of the Trust, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)     The Report fully complies with the requirements of
                        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


/s/ Herbert E. Jones, Jr.
Herbert E. Jones, Jr.
Chairman of the Board

Date: March 29, 2007


/s/ Herbert E. Jones, III
Herbert E. Jones, III
President


Date: March 29, 2007


/s/ Robert A. Hamstead
Robert A. Hamstead
Vice President, Secretary and Treasurer